UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2013

Big Sky Productions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	88-0410480
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12021 Wilshire Blvd. #234, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

1-310-430-1388
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

As reported on Current Report on Form 8-K dated July 19, 2013 (“Original Form 8-K”), On June 17, 2013, the Board of Directors of Big Sky Productions, Inc. ("Company") approved the appointment of L.L. Bradford (“Bradford”) as the Company's new independent registered public accounting firm for the Company's 2011, 2012, and 2013 fiscal years, subject to the completion of final acceptance procedures, and the Company dismissed Davidson & Company LLP ("Davidson") as its independent registered public accounting firm on the same date.

The Company had provided Davidson with a copy of the disclosures in the Original Form 8-K and requested that Davidson furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made therein by the Company in response to Item 304(a) of Regulation S-K. A copy of the letter is attached hereto as Exhibit 16.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16 Letter of Davidson dated September 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Big Sky Productions, Inc.

Dated:	September 9, 2013

By:	/s/ Ellis Martin
Ellis Martin
President